The Universal Institutional Funds, Inc. Prospectus Supplement

May 21, 2008

The Universal Institutional Funds, Inc.

Supplement dated May 21, 2008 to The Universal Institutional Funds, Inc. Prospectus dated May 1, 2008 of:

High Yield Portfolio

(Class I)

The section of the Portfolio’s Prospectus entitled “Fund Management – Portfolio Management” is hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The current members of the team primarily responsible for the day-to-day management and the execution of the overall strategy of the Portfolio is Steven K. Kreider, a Managing Director of the Adviser.

Mr. Kreider has been associated with the Adviser in an investment management capacity since February 1988 and began managing the Portfolio in June 2007.

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio

The composition of the team may change from time to time.

Please retain this supplement for future reference.

The Universal Institutional Funds, Inc. Statement of Additional Information Supplement

May 21, 2008

The Universal Institutional Funds, Inc.

Supplement dated May 21, 2008 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2008:

With respect to the High Yield Portfolio, the first and second paragraphs in the section of the Statement of Additional Information entitled “Portfolio Managers – Portfolio Manager Compensation Structure – High Yield Portfolio” are hereby revised to delete all references to Henry Choi.

Please retain this supplement for future reference.